Bunker inventory (Notes)	12 Months Ended
Dec. 31, 2019
Disclosure of inventories [Abstract]
Bunker inventory
Bunker inventory

The Group has set up a Bunker Fuel Management Group to manage the fuel oil exposure in the future relating to the IMO 2020 requirements. IMO 2020 requires the vessels to operate with low sulfur fuel (LSFO) which was expected to be higher priced due to anticipated or potential shortage in the production of LSFO and potential quality issues in the first months of 2020 compared to demand. The activity involves the purchase and storage of compliant fuel oil inventory on board of a Euronav vessel so that there would be a safety inventory available for the use on our own fleet going into the 2020 transition period.

The bunker inventory purchased and stored on this Euronav vessel is accounted for at the lower of cost and net realizable value with cost being determined on a weighted average basis. The cost includes: the purchase price, initial fuel inspection costs, the transport and handling costs for loading the bunker on our vessel and the effective portion of the change in fair value of derivatives (see Note 14) designated as cashflow hedge of the underlying index between commitment and pricing.

In the course of 2019, the company purchased 420,000 metric ton of compliant fuel for an amount of $202.3 million (all costs included). As of December 31, 2019 the carrying amount of the bunker inventory amounted to $183.4 million.

This compliant fuel will be transferred to our vessels and used in the course of 2020. Bunkers delivered to vessels operating in the TI Pool, are sold to the TI Pool and bunkers on board of these pooled vessels are no longer shown as bunker inventory but as trade and other receivables.

The inventory is pledged as security to the $100 million loan facility (see Note 19).